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EXHIBIT 10.2

                                 PROMISSORY NOTE
                                 ---------------

U.S. $1,100,000                                                December 27, 2001
                                                                   Manalapan, NJ


         FOR VALUE RECEIVED, STRATUS SERVICES GROUP, INC., a Delaware corporation (hereinafter referred to as the "Maker") promises to pay to the order of PROVISIONAL EMPLOYMENT SOLUTIONS, INC., a Georgia corporation or its successor or its assignee (hereinafter referred to as the "Lender") with its corporate headquarters located at 1 Pembrooke Lane, Cartersville, Georgia 30120, or at such address as Lender may designate from time to time, the principal sum of One Million One Hundred Thousand and 00/100 Dollars($1,100,000), together with interest thereon at the rate of six percent (6%), amortized and payable over a ten-year period in equal quarterly payments, commencing ninety (90) days after the Closing Date. This Note shall be repaid as follows: on or before the date which is ninety (90) days after the Closing Date, and on the same date each quarter thereafter, Maker shall pay to Lender the sum of $36,769.81, with the final payment of all remaining principal and accrued and outstanding interest due and payable on or before December 27, 2011 (the "Maturity Date").

         This Note is made pursuant to the provisions of that certain asset purchase agreement, dated as of December 27, 2001, by and between the Maker and Lender (the "Asset Purchase Agreement"). The capitalized terms herein not otherwise defined, shall have the meaning given to such terms in the Asset Purchase Agreement.

         In the event that the Maker sells or otherwise disposes of substantially all of the Assets or sells the Acquired Business, as those terms are defined in the Asset Purchase Agreement, then, in such event, said sale or disposition shall cause this Note to become immediately due and payable.

         Payments of the amounts due hereunder shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

         Should Maker not pay any installment required hereunder within ten (10) days of the date it is due, or should Maker be in default of the Security Agreement or the Asset Purchase Agreement beyond any applicable grace periods, then Lender shall have the option, without notice or demand, to declare Maker to be in default under this Note

         Should any installment due hereunder not be made by Maker within ten
(10) days of the date it is due, the late installment shall be subject to a five percent (5%) late charge.

         Upon any default under this Note, in addition to any other remedies provided herein or in the Security Agreement or the Asset Purchase Agreement, the unpaid principal shall, at the option of the Lender, become immediately due and payable and interest will accrue at an annual rate equal to the lesser of eighteen percent (18%) or the maximum rate of interest permitted by applicable law. Failure to exercise this right to accelerate the Maturity Date, shall not constitute a waiver of Lender's right to exercise the same in the event of any subsequent default. Any property of the Maker or of any endorser held by the Lender hereof may be applied by the Lender to any sums due and unpaid pursuant to this Note.


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         As to this Note and any other instruments securing the indebtedness, the Maker waives all notice of acceleration, presentment, protest and demand, dishonor and non-payment of this Note, and expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Maker and all guarantors and endorsers.

         Should it become necessary to collect this Note through an attorney, the Maker and any surety, endorser or guarantor of this Note hereby agree to pay all costs and expenses of collection, including reasonable attorneys' fees and any attorneys' fees incurred in appellate, bankruptcy or post-judgment proceedings.

         This Note shall be governed by and construed in accordance with the laws of the State of New Jersey. The Maker agrees to submit to the jurisdiction of any court which Lender may select in Monmouth County, New Jersey to enforce the terms of this Note.

         The Maker acknowledges and agrees that this Note has been signed and delivered in exchange for valuable consideration.

         This Note may be prepaid in whole or in part at any time prior to the Maturity Date without penalty.

         Time is of the essence with respect to each and every term and provision of this Note.

         Any notice or demand which Lender may desire to give to Maker shall be deemed given and received if written notice or demand is either delivered to the address of Maker given in the Asset Purchase Agreement or mailed by certified U.S. mail, return receipt requested to such address. Delivered notices shall be effective when delivered and mailed notices three (3) days after the notice is deposited in the U.S. Mail, with sufficient postage affixed.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term "Maker" as used herein in every instance shall include the heirs, executors, administrators, successors, legal representatives and assigns of Maker.

         Executed and sealed the day and year first written above.

                                            STRATUS SERVICES GROUP, INC.

Attest:

/S/ J. Todd Raymond, Esq.                   By: Michael A. Maltzman
------------------------------------            --------------------------------
J. Todd Raymond, Esq.                           Michael A. Maltzman
Secretary and General Counsel                   Executive Vice President and
                                                Chief Financial Officer
                                                             (Corporate Seal)


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                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of December 27, 2001 by and between PROVISIONAL EMPLOYMENT SOLUTIONS, INC. a Georgia corporation, (hereinafter referred to as the "Lender") with its corporate headquarters located at 1 Pembrooke Lane, Cartersville, Georgia 30120 and STRATUS SERVICES GROUP, INC., a Delaware corporation, with its principal office at 500 Craig Road, Suite 201, Manalapan, NJ 07726 (the "Debtor").

                             BACKGROUND INFORMATION

A. Debtor has executed on this date a promissory note in the principal amount of One Million One Hundred Thousand and 00/100 Dollars ($1,100,000) (the "$1.1 Note"). The $1.1M Note was made pursuant to the provisions of that certain asset purchase agreement, dated as of December 27, 2001, by and between Lender and Debtor (the "Asset Purchase Agreement"). The capitalized terms herein not otherwise defined, shall have the meaning given to such terms in the Asset Purchase Agreement.

B. In consideration for the loan evidenced by the $1.1M Note, the Debtor desires to grant to Lender a security interest in the Collateral (as hereinafter defined) in accordance with the terms of this Security Agreement.

                                   PROVISIONS

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         1. GRANT OF SECURITY INTEREST. Debtor hereby grants, pledges and assigns to Lender a security interest in the Assets, including without limitation all customer lists, goodwill, inventory, furnishings, fixtures, equipment and all other forms of personal property of the Debtor in the Acquired Business, wherever same may be located, whether now owned or existing or hereafter arising or acquired by Debtor, together with all substitutions, replacements, additions and accessions therefore or thereto, all negotiable documents relating thereto and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds except that no present or future accounts (as defined in the Uniform Commercial Code of New Jersey) or proceeds of such accounts shall be subject to such security interest (all of the foregoing hereinafter referred to as the "Collateral").

         The security interest hereby granted is to secure the prompt and full payment and complete performance of all obligations of Debtor to Lender under the $1.1M Note, the Asset Purchase Agreement and this Security Agreement (herein the "Obligations"). Notwithstanding anything contained in this Agreement to the contrary, and provided that Debtor is not in default under the Obligations, Debtor may dispose of in any manner any portion of the Collateral and have and retain the proceeds from any such disposition to Debtor's exclusive use and benefit, so long as such disposition will not materially and adversely affect the operation of Acquired Business.

         2. GENERAL COVENANTS. Debtor represent, warrants and covenants to and for the benefit of Lender as follows:

         (a) Except for the security interest granted hereby and the rights and interests of Capital Temp Fund (the "Debtor's Senior Debt") : (i) Debtor is the sole owner of the Collateral free from any and

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all liens, security interests, encumbrances, claims and other adverse interests;
and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral has been executed by Debtor, or is on file or of record in any public office.

         (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby and the rights and interests of the holder of Debtor's Senior Debt.. Debtor shall defend the right, title and interest of Lender in, to and under the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

         (c) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

         3. ADDITIONAL ASSURANCES. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Lender may require to more completely vest in and assure to Lender its rights hereunder and in, to or under the Collateral.

         4. PRESERVATION AND DISPOSITION OF COLLATERAL.

            (a) Except for the security interest granted hereby, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Lender.

            (b) Debtor shall not sell or otherwise dispose of the Collateral.

            (c) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order. Debtor shall pay and/or satisfy any charges, taxes, liens or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; and (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein.

            (d) Unless Debtor pays the same within ten (10) business days after written demand for such payment by Lender, Lender may, at its option, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Lender pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in the $1.1M Note.

         5. EXTENSIONS AND COMPROMISES. With respect to any Collateral held by Lender as security for the $1.1M Note, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of the Collateral, to the addition or release of any party primarily or secondarily liable therefor, to the acceptance of partial payments thereof and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of the Collateral in the


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possession of Lender, provided, however, nothing contained in this paragraph 5 shall exculpate Lender from any liability which would otherwise arise as a result of any action (as distinguished from an omission) constituting gross negligence or willful misconduct of Lender.

         6. FINANCING STATEMENTS. At the request of Lender, Debtor shall join with Lender in executing one or more financing statements in form satisfactory to Lender and shall pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement.

         7. DEFAULT. The occurrence of any of the following shall, at the option of Lender, be an event of default:

            (a) Debtor's failure to make any payment of principal or interest on the $1.1M Note when due or to make any payments required by the Asset Purchase Agreement when due;

            (b) Debtor's failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Security Agreement, the Asset Purchase Agreement or the $1.1M Note;

            (c) Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

            (d) Attachment, execution or levy on any of the Collateral, except as expressly permitted by this Security Agreement;

            (e) Debtor voluntarily or involuntarily becoming subject to any proceeding under (i) the Bankruptcy Code or (ii) any similar remedy under state statutory or common law;

         8. REMEDIES. Upon an event of default as set forth in Section 7 hereof, Lender may declare the unpaid balance of the Obligations immediately due and payable and may exercise any of the following remedies or any combination thereof:

            (a) Lender may pursue any remedy at law, including the rights and remedies of a secured party under this Security Agreement, under any other instrument or agreement securing the $1.1M Note and under the laws of the State of New Jersey, or in equity to collect, enforce or satisfy the Obligations then owing, whether by acceleration or otherwise..

            (b) Whenever Debtor shall be in default as aforesaid, Lender may, at its option, exercise from time to time any or all rights and remedies available to it under UCC or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon ay of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, in conforming with the requirements of the UCC.

            (c) The Proceeds of any Collateral received by Lender at any time before or after default, whether from the sale of Collateral or otherwise, shall first be applied to Liquidation Costs (as herein defined) and then shall be applied to the payment of the Obligations in such order and manner of application as Lender may determine in its sole discretion. "Liquidation Costs" as used herein shall mean all costs and expenses, including without limitation, reasonable attorney's fees, incurred by or on behalf of Lender (i) in enforcing the Obligations, and (b) in connection with the foreclosure, taking, holding, preparing for sale or other disposition, selling, managing or collecting of the Collateral.


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            (d) Debtor agrees that upon default and upon demand by Lender,
Debtor shall peaceably and without further demand by Lender, deliver to Lender all the Collateral, together with such executed documents of transfer as Lender may reasonably request.

         9. MISCELLANEOUS PROVISIONS.

            (a) All of Lender's rights and remedies, whether at law or in equity and whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. The exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

            (b) Any demand upon or notice to Debtor shall be in writing delivered in person (which delivery shall be acknowledged by written receipt), by facsimile transmission, or by depositing the same in the U.S. mails, postage prepaid, addressed to Debtor at the address set forth at the beginning of this Security Agreement. Such demand or notice shall be effective upon receipt of a fax confirmation or if mailed, upon the earlier of: (i) three days after depositing in the U.S. Mail, (ii) actual receipt by Debtor; and (iii) the refusal by any employee, agent or representative of Debtor to accept delivery thereof.

            (c) Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Lender. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Security Agreement, the $1.1M Note, the Asset Purchase Agreement or any other related document or instrument, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, Lender shall not be deemed to have waived the right to require payment when due of all other Obligations..

            (d) This Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New Jersey.

            (e) The provisions hereof shall, as the case may require, bind or inure to the benefit of the respective successors and assigns of Debtor and Lender.

            (f) Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10. CARE OF COLLATERAL. The Debtor will maintain the Collateral in first-class condition excepting any loss, damage, or destruction which is fully covered by proceeds of insurance, and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances, and regulations.

         11. INSURANCE. Debtor will insure such of the Collateral as specified by the Lender against such casualties and risks in such form and amount and with such companies as may from time to time be required

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by Lender. Debtor will pay all premiums due or to become due for such insurance and Debtor shall have Lender named as an additional insured under the policies.

         IN WITNESS WHEREOF, Debtor and Lender have signed this Security Agreement this __ day of _______________, 2001.

ATTEST:                                     PROVISIONAL EMPLOYMENT SOLUTIONS,
-------                                     INC.


                                            By: /s/ Raymond W. Clawson
------------------------------------            --------------------------------
                                            Name: Raymond W. Clawson
                                            Its: Chairman


ATTEST                                      STRATUS SERVICES GROUP, INC.
------


/s/ J. Todd Raymond, Esq.                   By: /s/ Michael A. Maltzman
------------------------------------            --------------------------------
J. Todd Raymond, Esq.                       Name: Michael A. Maltzman
Secretary and General Counsel               Its: Executive Vice President and
                                                     Chief Financial Officer